EXHIBIT 23.5


                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors and Stockholders
General Communication, Inc.:


        We hereby consent to the use of our report dated February 27, 1996, regarding Alaska Cablevision, Inc., and to the reference to our Firm under the heading "Experts" in the Registration Statement on Form S-4 of General Communication, Inc.



                                                             CARL & CARLSEN


                                                                  /S/




Seattle, Washington
September 30, 1996




                                                         REGISTRATION STATEMENT
                                                                         II-631